SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 2007


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-25148                   11-2974651
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(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)             File No.)               Identification No.)


425B Oser Avenue, Hauppauge, New York                                   11788
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On May 18, 2007, Global Payment Technologies, Inc. ("GPT"), issued a press release announcing the Company's financial results for the fiscal quarter ended March 31, 2007.


Item 9.01.  Financial Statements and Exhibits.



       (d)     Exhibits.
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                 99.1         Press Release dated May 18, 2007




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:May 18, 2007

                                 GLOBAL PAYMENT TECHNOLOGIES, INC.



                                 By:   [/s/ William L. McMahon]
                                        ------------------------------
                                       Name:  William L. McMahon
                                       Title: Vice President, Chief Financial
                                              Officer and Secretary



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


                                  Exhibit Index

       Exhibit No.        Description
       -----------        -----------
       99.1               Press Release dated May 18, 2007












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